UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 20, 2008
                                ________________
                Date of Report (Date of earliest event reported)


                            AMERICAN EXPLORATION CORP.
                            __________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-141060                  98-0518266
            ______                    __________                  __________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                  407 - 2ND STREET SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
                ________________________                   _________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
                                 ______________
               Registrant's telephone number, including area code


                        1915 - 27TH AVENUE NE, SUITE 110
                        CALGARY, ALBERTA, CANADA T2E 7E4
                        ________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on November 20, 2008, the Board of Directors (the "Board") of American Exploration Corp., a Nevada corporation (the "Company"), completed a private placement offering (the "Private Placement") with A certain non-United States resident (the "Investor"). In accordance with the terms and provisions of the Private Placement, the Company issued to the Investor an aggregate of 900,000 units at a per unit price of $1.00 (the "Unit") in the capital of the Company for aggregate proceeds of $900,000. Each Unit was comprised of one share of restricted common stock and one-half non-transferrable warrant (the "Warrant"). Each whole Warrant is exercisable at $2.00 per share for a period of one year from the date of issuance.

The Units  under  the  Private  Placement  were  sold to one  non-United  States
Investor in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The Private Placement has not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The per share price of the Units was arbitrarily determined by our Board of Directors based upon analysis of certain factors including, but not limited to, stage of development and exploration of properties, industry status, investment climate, perceived investment risks, the Company's assets and net estimated worth. The Investor executed subscription agreements and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

As of the date of this Current Report, the Company has directed an aggregate of $781,250 of the Private Placement proceeds to Westrock Land Corp., a private Texas corporation ("Westrock") in connection with the option agreement dated November 3, 2008 (the "Option Agreement"). The Company paid to Westrock the aggregate $781,250 as a deposit under the terms and provisions of the Option Agreement to secure an approximately 5,000 acre exploration lease in the Gulf Coast Salt Basin region of the southern United States.

The website for the Company is WWW.AMERICANEXPLORATIONCORP.COM.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN EXPLORATION CORP.

DATE:  NOVEMBER 24, 2008.

                                     /s/ STEVEN HARDING
                                     ________________________________________
                                     NAME: STEVEN HARDING
                                     TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER